Exhibit 99.1

Investor Presentation June 2015 TM

This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of any offer to buy, or a recommendation to purchase any securities of Boulevard Acquisition Corp. (“Boulevard”) or any of its affiliates (as such term is defined under the U.S. federal securities laws). Neither Boulevard nor AgroFresh Inc. (“AgroFresh”) or any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in the presentation. This presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Boulevard and AgroFresh (the “Proposed Transaction”) and for no other purpose. The data contained herein is derived from various internal and external sources and is not intended to be all-inclusive or to contain all of the information that a person may desire in considering the Proposed Transaction discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. Neither Boulevard nor AgroFresh assume any obligation to update the information in this presentation. Until the date of the Proposed Transaction, AgroFresh has been, and will continue to be, operated as an integrated business within The Dow Chemical Company and its affiliates. As a result, certain historical information concerning AgroFresh, particularly as it relates to expenses and liabilities may not be reflective of the expenses and liabilities of the AgroFresh business following the consummation of the Proposed Transaction. Forward-Looking Statements The statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “intend”, “plan”, “may”, “will”, “could”, “should”, “predicts”, “potential”, “continue”, and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which AgroFresh operates, AgroFresh’s beliefs and assumptions are made by its management and are not predictions or guarantees of actual performance. Accordingly, actual results and performance may materially differ from results or performance expressed or implied by the forward-looking statements. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any forward-looking statements or other information contained herein. Factors that could cause future results and performance to differ from the forward-looking statements include: the inherent uncertainty associated with financial projections; local, regional, national and international economic and business climates; risks of doing business internationally, including currency risks; changes in applicable laws or regulations; weather and natural disasters; outcomes of government reviews, inquiries and investigations and any related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes affecting AgroFresh or its operations; fluctuations in customer demand; the possibility that AgroFresh may be adversely affected by other economic, business, geopolitical, regulatory and/or competitive factors; the occurrence of any event, change or other circumstance that could give rise to the termination of the Proposed Transaction; the inability to complete the Proposed Transaction due to the failure to obtain approval of the stockholders of Boulevard or other conditions to the closing of the transaction; the risk that the Proposed Transaction disrupts current plans and operations of AgroFresh as a result of the announcement and consummation of the Proposed Transaction; costs related to the proposed business combination. Boulevard cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Boulevard’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Boulevard, the Proposed Transaction, related transactions, or other matters and attributable to Boulevard or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Boulevard cautions readers not to place undue reliance upon forward looking statements, which speak only as of the date made. Neither Boulevard nor AgroFresh undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission’s Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, Boulevard’s proxy statement to be filed by Boulevard with the Securities and Exchange Commission. Some of the financial information and data contained in this presentation, such as EDITDA and Pro Forma EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). In addition, certain historical financial information concerning the results of operations of AgroFresh has been adjusted to assume market conditions, such as currency exchange rates, as of December 31, 2014. A reconciliation of each of these historical non-GAAP financial measures to their most comparable GAAP measure is set forth in the Appendix to this presentation. These non-GAAP financial measures provide useful information to AgroFresh management and investors regarding certain financial and business trends relating to AgroFresh’s financial condition and results of operations. AgroFresh’s management uses these non-GAAP measures to compare periods for trend analysis and for budgeting and planning purposes. These non-GAAP measures provide a useful tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation or as an alternative to, or substitute for or superior to, financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in AgroFresh’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by AgroFresh management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, the non-GAAP financial measures are presented with the most comparable GAAP results. You should review Boulevard’s audited financial statements, which will by presented in Boulevard’s preliminary proxy statement to be filed with the Securities and Exchange Commission, and not rely on any single financial measure to evaluate AgroFresh’s business. Additional Information This document may be deemed to be solicitation material in respect of the Proposed Transaction. This material is not a substitute for the preliminary proxy statement filed by Boulevard with the Securities and Exchange Commission on May 14, 2015 regarding the Proposed Transaction. Stockholders of Boulevard and other interested persons are advised to read Boulevard’s preliminary proxy statement and when available definitive proxy statement in connection with Boulevard’s solicitation of proxies for its special meeting of stockholders to vote on the Proposed Transaction because these documents will contain important information regarding the Proposed Transaction and related matters. Such persons can also read Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for a description of the security holdings of the Boulevard officers and directors and their respective interest as security holders, or otherwise, in the successful consummation of the Proposed Transaction. The definitive proxy statement will be mailed to Boulevard’s stockholders as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to Boulevard Acquisition Corp., 399 Park Avenue, 6th Floor, New York, New York 10022. These documents, once available, and Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 can be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Participants in the Business Combination Boulevard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Boulevard in connection with the Proposed Transaction. Information regarding the officers and directors of Boulevard is available in Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Additional information regarding the interests of such potential participants will also be included in the definitive proxy statement and other relevant documents filed or to be filed by Boulevard with the Securities and Exchange Commission regarding the Proposed Transaction. References to “Dow” mean The Dow Chemical Company and its consolidated affiliates, unless otherwise expressly noted; AgroFresh, SmartFresh, RipeLock, AdvanStore and the Dow Diamond logo are trademarks of Dow or an affiliated company of Dow. Disclaimer 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 1

Presenters 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Stephen S. Trevor Chief Executive Officer, President & Director Boulevard Acquisition Corp Tom Macphee Chief Executive Officer AgroFresh Inc. Stan Howell President AgroFresh Inc. TM 2

Agenda 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Investment Thesis 1 AgroFresh Overview 2 Sustainable Competitive Advantages 4 Financial Overview 5 Growth Strategy 3 Transaction Overview 6 3

Investment Thesis 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 1 2 3 5 6 Strong Macro Environment Driven by Global Food Demand Growth Global Ag Innovator Providing Freshness Solutions for Fruits and Vegetables Multiple Paths for Continued Profitable Growth including Strategic Acquisitions Attractive Financial Profile Unmatched Industry Credibility and Expertise Strong and Sustainable Industry Position 4 TM 4

AgroFreshTM Overview 46, 180, 88 248, 206, 87 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 TM

AgroFresh Team Tom Macphee CEO 38 years of experience in the chemical industry Executive oversight of AgroFresh business for 5 years Led corporate development for Rohm & Haas, M&A for Dow for a combined 16 years 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Stan Howell President Joined AgroFresh in 2014 39 years of industry experience Commercial Leader for Dow AgroSciences North America region for 12 years Vast experience in agricultural chemicals including specialty markets Mark Zettler Vice President, R&D & Regulatory Affairs Joined AgroFresh in 2013 26 years of industry experience Joined Dow in 1988 as a research scientist and has held positions as Global R&D Leader in New Business and New Product Development Peter Vriends Head of EMEA(1) & Asia Joined AgroFresh in 2003 28 years of industry experience Previously held positions at Suterra Europe, Eagle’s Flight Benelux, Ardo and Scotts International Employees One of the most talented teams in the industry Includes 50 scientists (30 PhDs / M.S.) responsible for over 60 patents ~75% of employees in touch with customers Scott Harker, Head of N. America, Australia & New Zealand Joined AgroFresh in 2007 35 years of industry experience 25 years working with current customer base Previously held positions with Sinclair Systems International, Crown Label, Inc. (1) Europe, Middle East and Africa TM 5

Business Overview 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Geographic Reach 2014 Revenue Breakdown EBITDA margin calculated as Pro Forma EBITDA divided by Pro Forma net sales. Pro forma net sales and Pro forma EBITDA are non-GAAP financial measures. See appendix for reconciliation to US GAAP financial statements. The translation impact of the EURO and Australian Dollar for 2012, 2013 and 2014 have been adjusted to a constant currency basis with the 2015 and 2016 forecasts. See appendix for more information. Pro Forma EBITDA(1)(2) % Margin AgroFresh at a Glance Global solutions provider focused on freshness of produce Unique, sustainable business model – High touch; asset light Proven track record of innovation and growth Highly respected through the value chain Strong position today; Well positioned for future growth ($ in millions) Robust Financial Performance By Geography By Crop Geographic Presence Global Headquarters R&D Center Sales Office Service or Repacking Center 6 $56 $77 $95 47% 52% 56% 2012 2013 2014 40% 38% 14% 8% North America EMEA Latin America Asia Pacific 88% 12% Apples Other (Pears, Kiwifruit, Plums & Bananas)

AgroFreshTM Mission 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Loss & Waste by Weight(1) Total Waste 40% Total Waste 20% Source: World Resources Institute, June 2013. Source: Tesco consumer survey, October 2013. Our Mission: To improve the availability, quality and freshness of produce to all consumers. Loss & Waste by Category(2) Approximately 44% of all fruits and vegetables are lost or wasted We believe AgroFresh™ Whole Product offering creates substantial value for retailers and consumers by reducing food loss and waste Perception of freshness is the most important driver of customer satisfaction with a store’s produce department 7 Fruits & Vegetables 44% Roots & Tubers 20% Cereals 19% Milk 8% Meat 4% Oilseeds & Pulses 3% Fish & Seafood 2%

Strong Macro Trends – Global Food Demand Growth 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 World Population Growing (Population in billions) Arable Land per Capita Decreasing (Land in hectares) Waste reduction can contribute meaningfully to feeding the world’s growing population. Source: UNFAO, OECD. 8 0 2 4 6 8 10 1965 1975 1985 1995 2005 2015 2025 2035 2045 Developed Countries Developing Countries 0 0.1 0.2 0.3 0.4 0.5 1965 1975 1985 1995 2005 2015 2025 2035 2045

AgroFresh History

1994
- Backed by USDA, discovery of the original 1-MCP at North Carolina State University, first use patent filed

1999
- AgroFresh is formed
- Rohm and Haas acquires 1-MCP technology

2002
- First registration for SmartFresh™ technology is granted in Chile
- US registration is granted in July for SmartFresh, and commercial launch in the US on apples

2003
- SmartFresh provisional registration is approved in the UK, followed by the first launch in several European countries, South Africa, and New Zealand

2005
- Commercial launches in China and Korea

2006
- European Union approves SmartFresh technology registration

2007
- AgroFresh buys Floralife, gaining full, exclusive rights to 1-MCP technology

2008
- US Environmental Protection Agency approves first pre-harvest use registration

2009
- Dow completes acquisition and merger of Rohm and Haas Company
- AgroFresh operates as a fully owned subsidiary of The Dow Chemical Company and a global business unit of Dow AgroSciences LLC

2013
- Limited US commercial launch for Harvista™

2014
- Dow decides to pursue strategic alternatives for AgroFresh

AgroFresh™

9

AgroFreshTM Solutions 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Current AgroFreshTM Offerings Near-Term Offering Launches Innovative solution to improve fruit shelf life and quality ~3,000 customers Integrated chemistry / service offering Ethylene block technology Applied via proprietary technology Strong safety profile, with no residue Pre-harvest tool that enhances the size, color and taste of fruit Harvest management tool 100+ customers High customer retention High demand Proprietary sensor technology and analytics Enables customers to optimize release of stored produce Monitors and adjusts atmospheric conditions real-time through advanced data monitoring Potential to capitalize on significant untapped growth opportunity Innovative banana quality management system Ability to pace banana ripening Economic benefits to brand owners, retailers and consumers Launch: 2002 2015E Sales: $161mm Potential Growth: Medium Limited US Commercial Launch: 2013 2015E Sales: $15mm Potential Growth: High Launch: 2016 Potential Growth: High Limited Launch: 2015 Potential Growth: High 10

Freshness Solutions for Each Step of the Value Chain 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Pre-harvest Storage Retail Consumer Increases size Improves color Allows better control of harvest window and labor Maintains firmness Marketing flexibility Better appearance Improves pack-out Opens longer-distance markets Better appearance, improves buyer experience Reduces shrinkage Increases marketability Better tasting Higher vitamin levels Longer lasting Packing / Distribution Ethylene in air and from produce itself drives ripening and decay 1-MCP preferentially bonds to ethylene receptors in produce, delaying ripening Produce once removed from refrigerated storage (if stored) resumes ripening High efficacy Biodegradable with no detectable residue; successfully registered in over 45 countries 1-Methylcyclopropene (1-MCP): Building Block for Offerings 11

Growth Strategy 46, 180, 88 248, 206, 87 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 TM

AgroFreshTM Growth Strategy and Philosophy 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Strengthen further existing franchise Intellectual property, customer relationships, profitability, industry awareness S Penetrate apple segment further Short term storage, regional expansion P Extend to other fruits Bananas (RipeLock™), pears, plums, avocados, etc. E Expand into other offerings Pre-harvest (Harvista™; including SmartFresh™ linkage); AdvanStore™ E Diversify via strategic acquisitions and alliances D 12

Regional Apple Production & Practices

Region	% of 2014 AgroFresh Sales	Key Countries for AgroFresh™	% of Apples Stored > 30 days	% of Apples Stored Using SmartFresh™	Apple Industry Comments
North America 	40%	• USA	60%	84%	• Washington is largest producing state (~60% of US production) • North American growers / packers store for extended periods of up to 12 months • Extensive use of controlled atmosphere
Europe & Africa 	38%	• Italy • France • South Africa • Turkey	45%	28%	• More fragmented than North America with smaller orchards • Typical storage periods of up to 9 months • Later registration of SmartFresh™
Latin America 	14%	• Chile • Brazil • Argentina	78%	56%	• Export-focused • Shorter storage periods
Asia Pacific 	8%	• Australia • New Zealand	(1) 64%	(1) 76%	• New Zealand growers / packers are export-focused and store for shorter periods • Australian growers / packers produce for domestic market and store for extended periods • Growth opportunities in China, Japan, other Southeast Asian nations

Source: Business management and third-party industry sources.
(1) Asia Pacific includes only Australia and New Zealand.

13

AgroFresh™

Proven Results with SmartFreshTM 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 SmartFresh™ Enhances “Freshness,” (1) Making Apples More Desirable Freshness of Paramount Importance to Consumers Source: Online survey conducted by Oliver Wyman and Ipsos Interactive with 8,750 respondents. ACNielsen taste tests conducted with Australian apples in four outlets of two major German retailers with more than 400 consumers in April 2007. Note: ACNielsen in-store taste tests have shown a clear consumer preference for crunchier apples. The test apples were kept for ten days at room temperature after controlled atmosphere storage. (1) Equates “freshness” with apple firmness / crunchiness. Lowest Consumer Preference / Least “Fresh” Highest Consumer Preference / Most “Fresh” 14 11% 50% 22% 35% Untreated SmartFresh Consumer Responses 0% 15% 30% 45% 60% 75% Quality / Freshness Prices Variety Promotions Cleanliness % of Respondents Most Important To Customers

< ½ Penny Cost / Apple of SmartFreshTM Yields Outsized Benefits 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Source: Washington State Clearing House. Note: Shows monthly wholesale prices of Gala apples in Washington State. Based on wholesale price per box, assuming 40 pound box and 6 ounce / 0.375 pound apples. Cost and Benefit on per apple basis. Washington State apples. Assurance Extended Selling Season: Benefit of >20x Cost (1) Less than ½ penny / apple treatment earlier in the season serves as cheap insurance for packers Less than ½ penny / apple treatment later in the season allows packers to capture the value of ~20x of the cost to treat apples and creates a new season for apples 15 $0.15 $0.20 $0.25 $0.30 $0.35 Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Avg Wholesale Price Per Apple Washington State Average Gala FOB Pricing (2011 – 2013)

SmartFreshTM: Low Cost Relative to Value Created 100 Bins Treated with SmartFresh™ 100 Untreated Control Bins Studies show that SmartFresh™ creates substantial economic value for its customers The following example demonstrates a 6x return on investment (“ROI”) for the customer with the application of SmartFresh, assuming a wholesale price of $15 / box for both Control and SmartFresh Better quality out of storage Higher packout (quantity) out of storage Lower repacking costs and losses 6x+ Return on Investment TM Source: Management. Note: 2008 study on Washington Golden Delicious apples. Golden Delicious lots from three growers were harvested on approximately October 1, 2007. Portions of the lots were treated with SmartFreshTM technology and placed in the same long term controlled atmosphere storage room with untreated bins from the same grower lots. 16 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Value of Boxes Sold Packing, repacking and other costs Net Income $0 $5,000 $10,000 $15,000 $20,000 $25,000 Value of Boxes Sold Packing, repacking and other costs Cost of SmartFresh Net Income

Significant Further Growth Opportunities for SmartFreshTM 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Source: Management and third-party industry sources. Note: Graph represents penetration of apples treated with SmartFreshTM versus all apples held in storage for at least 30 days. EMEA includes Europe, the Middle East, and Africa. ANZ includes Australia and New Zealand. Significant Growth Opportunity from Closing the Penetration Gap in Apples 17 84.3% 28.4% 56.4% 75.5% North America EMEA Latin America ANZ

Harvista™: Pre-Harvest Management Offering 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Allows better control of harvest – extend natural ripening; labor management; increase color and size Expanded launch in 2014 in both the Northwest and Eastern US Significant commercial launch in Turkey this year (3rd largest market for apples1) Highly complementary with SmartFresh™ Tree Treated with Harvista™ Untreated Tree Source: Management. World Apple Review, May 2015 Edition. Note: Orchard located in Ontario, Canada, 2013. By volume of production in 2013 per World Apple Review. HarvistaTM is a “real-time” pre-harvest product developed to bring ethylene management into the orchard. 18

Harvista™ Benefits: Reduced Fruit Drop Control 7-Sep 18-Sep 21-Sep Application Dates Source: Management. Note: Study performed by Chris Watkins of Cornell University on McIntosh apples in New York State, 2013. HarvistaTM 19 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6-Sep 9-Sep 12-Sep 15-Sep 18-Sep 21-Sep 24-Sep 27-Sep 30-Sep 3-Oct 6-Oct 9-Oct 12-Oct 15-Oct 18-Oct 21-Oct Percentage of Fruit Drop

HarvistaTM Benefits: Firmness, Reduced Loss, Improved Size and Color Increased Firmness (Results Shown at Beginning of Harvest) Source: Management. Note: Quincy, Washington, 2007. AVG is Aminoethoxyvinylglycine. Color study represents results from four Gala blocks in Washington State. Improved Color, Higher Value Consumers do not like the firmness of apples below the line above; HarvistaTM treated apples are consistently above the consumer threshold for firmness Weeks After Harvista Application Firmness (lbs) 20 13 14 15 16 17 18 19 20 21 3 4 5 6 Control AVG Harvista

AdvanStore™ – a Controlled Atmosphere Storage Platform 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Provides advanced monitoring and diagnostics of fresh fruit while in storage as well as insight and recommendations to help customers better manage risk Potential for automated dosages and adjustments Taps into AgroFresh’s proprietary, data-driven expertise on ripening and physiology Overview Potential Benefits Provides information to customers to make better decisions on when to release / sell produce to meet desired market window AgroFresh expects to provide customers with key flavor profile shifts, giving them better information on when and where to sell rooms of apples to maximize flavor and firmness Allows customers to identify rooms that provide the best growing conditions and optimize those conditions 21 Controlled Atmosphere Facility

RipeLock™ – Proprietary Solution for Bananas & Other Fruits 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 RipeLock™ Bananas Untreated Bananas Banana Purchase Decision Drivers Extend optimal color stage – “yellow life” Reduce split peel, a significant issue SmartFreshTM technology + proprietary, patented bag Expandable to other fruits 4 Days After Simulated Delivery to Retailer Source: Tragon consumer study, March 2005. 22 Ripeness 44% Color 35% Price 15% Brightness 4% Other 2%

Sustainable Competitive Advantages 46, 180, 88 248, 206, 87 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 TM

Sustainable Competitive Advantages 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Extensive Technical Know-How Customer Retention Originated product category in produce with 12 years of commercial experience Exclusive proprietary database and analytics – produce physiology, fruit quality and storage State of the art R&D program which has generated more than 400 registrations Difficult and Costly to Replicate Compelling Value to Cost Customer loyalty and rebate program Complementary suite of offerings (Harvista™ and AdvanStore™) Produce expertise Well-trained and responsive global team Significant investment in technology, registration, distribution and operations Uniquely qualified R&D and management talent with knowledge and experience in a niche industry < ½ penny per apple secures quality Customer pays for “peace of mind“ (quality, efficacy, service) Extends season and creates export opportunities High Customer Touch High customer trust in product efficacy Year round customer interface Extensive customer-specific experience 23

Patent Expiries Not Expected To Have Meaningful Impact

Approximately 24% of AgroFresh's sales are under no or limited patent protection. Margins in regions with no or limited patent protection are consistent with margins in patent protected regions.

Major Countries By Sales

	Country	Encapsulation Patent Expiry
With Patent	United States	2018
	Italy	2019
	France	2019
	Brazil	2021
	Australia	2019
	Spain	2019
	New Zealand	2019
	Canada	2019
	Netherlands	2019
	Germany	2019
	Belgium	2019
Without Patent	Chile	--
	South Africa	--
	Turkey	--
	Argentina	--

Average Gross Margin



Gross Margins In Countries With and Without Patents In-Line
With Patent
Without Patent

Sales by Patent Category



Without Patent 24%
With Patent 76%

AgroFresh™

24

Note: With patent category includes countries with both molecule and encapsulation patents and just encapsulation patents. Gross Margin and Sales represent SmartFresh™ averages from 2012 – 2014.

Impact Can Be Minimal from AgroChemical Patent Expiry Common Themes Among AgroChemicals that Faced Patent Expiries Below: Expertise, smaller market size, lower cost and customer familiarity. Product Sales Volume Pricing CommentAry Selected Fungicide #1 Introduced in 1994 for use on fruits & vegetables and cereals Manufacturer retained ~92% of total sales post patent expiry (as of 2013) while maintaining pricing Selected Fungicide #2 Introduced in 1994 for use on cereals, soybean, corn, potato, and vines Majority of sales achieved in seed treatment, a high service niche market similar to post-harvest Manufacturer retained ~98% of total sales post patent expiry (as of 2013) while maintaining pricing Selected Insecticide #1 Introduced in 1996 for use on fruits & vegetables and in non-crop markets (pest control) Manufacturer retained ~88% of total sales post patent expiry (as of 2013) while maintaining pricing Source: Phillips McDougall Post Patent Analysis, February 2015. Note: Selected examples may not be indicative of impact of AgroFreshTM patent expiries. Company A Fungicide #1 Total Fungicide #1 Fungicide #1 Price Total Fungicide #2 Company A Fungicide #2 Fungicide #2 Price Company B Insecticide #1 Total Insecticide #1 Insecticide #1 Price Patent Expiry Patent Expiry Patent Expiry Patent Expiry Patent Expiry Patent Expiry 25 0 50 100 150 200 250 300 350 400 450 500 2005 2006 2007 2008 2009 2010 2011 2012 2013 $/kg Fludioxonil Price Patent Expiry 0 20 40 60 80 100 120 140 160 180 200 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 $m Syngenta Cyprodinil Total Cyprodinil Patent Expiry 0 10 20 30 40 50 60 70 80 90 100 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 $m BASF Chlorfenapyr Total Chlorfenapyr Patent Expiry 0 50 100 150 200 250 300 350 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 $m Syngenta Fludioxonil Total Fludioxonil Patent Expiry 170000 171000 172000 173000 174000 175000 176000 177000 178000 179000 180000 2006 2007 2008 2009 2010 2011 2012 2013 Yen/kg Chlorfenapyr Price Patent Expiry

Superior Performance and Application Process 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 AgroFresh All Others Ethylene Control Product Sales For Apple Treatment SmartFresh provides distinct advantages over other forms of ethylene control α-CD Encapsulated 1-MCP Accurate and consistent dosing and application Easy to store and transport Consistent quality and purity TM Gas 1-MCP Liquid 1-MCP Produced on site by mixing / reacting numerous chemicals Requires two-step application process over 2-4 hours Requires specialized handling and storage Transported at extremely low temperatures SmartFreshTM ’s α-CD Encapsulated 1-MCP is the preferred method of ethylene control delivery Note: Does not include Ethylene Scrubbers which have limited effectiveness. 26 97%

“SmartFreshTM is the product, AgroFreshTM is the company...it is the company that gives me peace of mind because they are serious and stand behind their product...you can trust that you are getting exactly what they say you are getting.” (Customer F) “For us, price is an irrelevant issue here. We are certain about SmartFreshTM’s performance...it is proven time and again...we would not risk the value of our products to save a few cents.” (Customer D) “They are the ones who have worked with this product for years. They know how it behaves in specific circumstances and their support is essential.” (Customer E) Customer Testimonials 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 “I know that the product and service are reliable. It works – one has to pay for experience . . . It is the experience that I am interested in.” (Customer A) “We have got hundreds and thousands of dollars in stock – I wouldn’t want to risk it by saving a few grand. I just would not be interested in another company. I wouldn’t even try a competitor product – I have got too much to lose.” (Customer B) “We have too much at risk. We cannot take any chances. We can work with only proven products and trustworthy people.” (Customer C) 27

Multiple Paths for Continued Profitable Growth 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Organic Opportunities Acquisitions and Alliances Further SmartFreshTM penetration Geographic Existing produce New produce Harvista™ full commercialization New offerings Complementary offering opportunities Potential M&A targets include Food, Ag, service and other related opportunities Alliances as asset light route to expanding service offering Capitalize on reputation as preferred channel to market for post-harvest to expand offerings TM 28

M&A Considerations

Focus Areas

- Potential M&A targets include Food, Ag, service and other related opportunities
- Differentiated technology and / or service
- Strong financial performance (size, growth, margins)
- Opportunistic, value accretive acquisitions with other similar characteristics to AgroFresh
- Global opportunities

Financial Characteristics

- Overall value accretive, including to EPS in year 1
- Growth at a multiple of GDP
- Exceed ROIC and % EBITDA target metrics
- Synergy potential, both cost and growth
- Opportunity for further expansion and diversification

Synergy Potential Leveraging

- Market presence and reputation
- High customer touch and service model
- Technology platform and expertise
- Global footprint
- Centralized business functions

Pipeline

- Broad, robust pipeline
- Opportunities ranging from ~$100mm - $1bn+ in size
- Bolt-on opportunities to build out existing AgroFresh platform
- Extension opportunities to broaden scope of current business

29

AgroFresh™

Financial Overview 46, 180, 88 248, 206, 87 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 TM

Pro forma net sales and Pro forma EBITDA are non-GAAP financial measures. See appendix for reconciliation to US GAAP financial statements. The translation impact of the EURO and Australian Dollar for 2012, 2013 and 2014 have been adjusted to a constant currency basis to be consistent with the foreign exchange rate used in the 2015 and 2016 forecasts. See appendix for more information. EBITDA forecasts for 2015 and 2016 exclude depreciation and amortization, certain tax related items, acquisition-related costs for integration and transition, and R&D spending for certain projects that are not expected to continue at current levels. The 2015 EBITDA forecast reflects estimates for stand-alone costs outside the Dow ownership structure as if the acquisition had occurred on Jan 1, 2015. Cash Conversion defined as (EBITDA – Capex) / EBITDA. FCF Yield or Free Cash Flow Yield is defined as (Cash Flow from Operations – Capex) / Equity Value. Cash Flow from Operations defined as EBITDA less cash interest (assumed rate of 5.25%), less cash taxes (assumed rate of 37%), less increase in working capital. Highly Attractive Financial Profile 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Pro Forma Net Sales(1)(2) ($ in millions) Pro Forma EBITDA(1)(2)(3) ($ in millions) Key Metrics(1)(2)(3)(4)(5) 2012 – 2016E Sales CAGR: 12% EBITDA CAGR: 17% 2015E EBITDA Margin: 57% Cash Conversion: 98% FCF Yield: 10.0% 30 $119 $147 $169 $177 $190 2012A 2013A 2014A 2015E 2016E $56 $77 $95 $100 $104 2012A 2013A 2014A 2015E 2016E

Transaction Overview 46, 180, 88 248, 206, 87 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 TM

AgroFreshTM Sponsorship 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Best in class global investment manager with ~$13bn under management Expertise in sourcing, developing, growing, financing and selling businesses Proven track record of over 25 years Representative Chemical / Industrial Experience Excludes Corporate of ~1%. Premier global chemical company Sales of $58bn in 2014 Sales in ~180 countries 2014 Sales by Segment(1) 31 Performance Plastics 38% Performance Materials & Chemicals 26% Infrastructure Solutions 14% Agricultural Sciences 13% Consumer Solutions 8%

Post Transaction Ownership(2) Transaction Overview 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Pro Forma Valuation Note: Assumes no shareholder redemptions. Dow and Avenue Special Opportunities Fund II, L.P., an affiliate of Boulevard’s sponsor, may each be issued up to 2.5 million shares at $10 per share pursuant to a standby agreement if Boulevard does not have sufficient cash at closing to cover the cash payment to Dow, transaction expenses and an agreed amount of working capital. Represents a private investment in public equity (or "PIPE"), with 4.878 million shares issued at $10.25, representing net proceeds of ~$50 million. The PIPE is to be completed at least two day prior to the closing of the AgroFresh acquisition, and includes a 90 day lockup provision from PIPE close. 5.513 million Boulevard Acquisition Corp. Founder Shares issued at IPO, which includes 4.134 million shares and an additional 1.378 million incentive shares that the Boulevard Acquisition Corp. Founders will receive if within the first 5 years, the Boulevard’s stock price is above $13.00/share for a specified period. Share counts include 22.050 million existing public shares, 4.134 million Founder Shares, 4.878 million shares from $50 million PIPE Issuance, 17.500 million shares to Dow. Share counts include warrants of 20.185 million shares when price is at or above $11.50/share (Treasury Stock Methodology applied) and 1.378 million incentive shares when if within the first 5 years, Boulevard stock price is above $13.00/share for a specified period. Management team is expected to be offered equity to align incentives. Such share issuances are not included in the fully diluted shares outstanding in this presentation. Refer to appendix for further detail and reconciliation. EBITDA forecasts for 2015 and 2016 exclude depreciation and amortization, certain tax related items, acquisition-related costs for integration and transition, and R&D spending for certain projects that are not expected to continue at current levels. 2015E EBITDA reflects estimates for stand-alone costs outside the Dow ownership structure as if the acquisition had occurred on Jan 1, 2015. FCF Yield or Free Cash Flow Yield is defined as (Cash Flow from Operations – Capex) / Equity Value. Cash Flow from Operations defined as EBITDA less cash interest (assumed rate of 5.25%), less cash taxes (assumed rate of 37%), less increase in working capital. Pro forma firm value of $878 million Dow to be paid $635 million in cash and issued 17.5 million shares for AgroFresh at close Pre-AgroFresh transaction cash includes ~$221 million from existing BLVD shareholders and ~$50 million from PIPE(1) issuance (announced in May 2015) Committed financing ($425 million term loan B) Closing of the AgroFresh transaction is expected in 2H 2015 Sources and Uses ($ in millions, except per share values) 32 Ownership at Various Share Prices: Common Equity $10.00 $13.00 $24.00 Public Shares 45% 42% 36% Net Shares from Public Warrants Exercised 0 2 9 Sponsor Shares (Avenue / Founder) 9 11 9 Net Shares from Sponsor Warrants Exercised 0 1 3 Dow Shares 36 33 29 Net Shares from Dow Warrants Exercised 0 1 5 PIPE Shares 10 9 8 Total Ownership (%) 100% 100% 100% Fully Diluted Shares Outstanding (mm) 48.6 52.3 60.5 Sources $ mm % Total Cash from Existing Boulevard Shareholders $221 25% Cash from PIPE Issuance (1) 50 6 New Debt 425 49 Dow Receiving Shares 175 20 Total Sources $871 100% Uses $ mm % Total Purchase of AgroFresh $810 93% Cash to Balance Sheet 33 4 Transaction Fees and Other Expenses 28 3 Total Uses $871 100% Pro Forma ($ in mm) Trxn Close Boulevard Illustrative Share Price $10.00 Fully Diluted Shares Outstanding (mm) (2) 48.6 Equity Value $486 Plus: Net Debt 393 Firm Value $878 Firm Value / EBITDA (3) 2015E $100 8.7x 2016E 104 8.4 FCF Yield (4) 2015E $48 10.0% 2016E 49 10.0 Net Debt / 2015E EBITDA 3.9x

Valuation Benchmarking 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Boulevard will acquire AgroFresh at a meaningful discount to peer trading levels. Firm Value / 2015E(1) EBITDA Source: Public filings, Wall Street Research, and FactSet as of 6/02/2015. (1) EBITDA forecast for 2015 excludes depreciation and amortization, certain tax related items, acquisition-related costs for integration and transition, and R&D spending for certain projects that are not expected to continue at current levels. The 2015 EBITDA forecast reflects estimates for stand-alone costs outside the Dow ownership structure as if the acquisition had occurred on Jan 1, 2015. FCF Yield or Free Cash Flow Yield is defined as (Cash Flow from Operations – Capex) / Equity Value. AgroFresh’s Cash Flow from Operations calculated as EBITDA less cash interest (assumed rate of 5.25%), less cash taxes (assumed rate of 37%), less increase in working capital. Based on LTM Cash Flow from Operations. 33 Median: 13.5x Median: 18.1x “Pure-Play” AgChem Comps Food / Ingredients Specialties Service Oriented Comps High Margin / High Value Specialties Median: 14.0x Median: 14.1x TM Median: 3.9% Median: 2.9% Median: 3.6% Median: 3.8% (3) TM 2015E FCF Yield(2) 8.7x 21.4x 20.9x 15.3x 13.9x 14.6x 14.0x 12.9x 14.1x 15.5x 14.7x 12.3x 11.8x AgroFresh Chr Hansen Novozymes Frutarom Naturex Victrex Croda Balchem Ecolab Syngenta Platform Monsanto FMC 10.0% 2.4% 2.7% 3.0% 3.7% 3.2% 3.6% 4.9% 3.8% 3.6% 3.8% 4.1% 5.6% Agrofresh Novozymes Chr Hansen Frutarom Naturex Croda Victrex Balchem Ecolab Syngenta FMC Monsanto Platform

Key Performance Indicator Benchmarking 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 2015E EBITDA Margin 2015E Cash Conversion(2) Source: Public filings, Wall Street Research, and FactSet as of 6/02/2015. (1) Pro forma net sales and Pro forma EBITDA are non-GAAP financial measures. See appendix for reconciliation to US GAAP financial statements. (2) Cash Conversion defined as (EBITDA – Capex) / EBITDA. 34 Service Oriented Comps High Margin / High Value Specialties “Pure-Play” AgChem Comps Food / Ingredients Specialties Median: 22% Median: 26% Median: 28% Median: 21% TM (1) Median: 78% Median: 78% Median: 68% Median: 75% TM 57% 34% 34% 19% 14% 45% 28% 26% 21% 32% 23% 21% 20% Agrofresh Novozymes Chr Hansen Frutarom Naturex Victrex Croda Balchem Ecolab Monsanto Platform FMC Syngenta 98% 90% 79% 77% 57% 80% 68% 66% 75% 85% 79% 76% 73% Agrofresh Frutarom Novozymes Chr Hansen Naturex Balchem Croda Victrex Ecolab Platform Monsanto Syngenta FMC

Anticipated Transaction Timeline 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 Date Event April 30th Business Combination Agreement Executed Transaction Announced May 14th Preliminary Proxy Materials Filed with SEC Mid-to-Late June Set Record Date for Shareholder Vote Early-to-Mid July Mail Final Proxy Materials to Shareholders Late July / Early August Hold Shareholder Vote and Close Transaction Note: Timeline subject to SEC review and comment process. The timing of which cannot be predicted and could result in an earlier closing. 35

Appendix 46, 180, 88 248, 206, 87 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 TM

Reconciliation of Non-GAAP Financial Measures 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 ($ in millions) Per the audited Combined Statements of Income and Comprehensive Income of The AgroFresh Business for the years ended December 31, 2014, 2013 and 2012. Represents the elimination of deferred income which is contractually excluded from the transaction pursuant to the purchase agreement. Represents an estimate to adjust the translation impact of the EURO and Australian Dollar to a constant currency basis of 1.10 EURO to USD and .75 AUS to USD. Per the audited Combined Statements of Cash Flows of The AgroFresh Business for the years ended December 31, 2014, 2013 and 2012. Represents an adjustment to add back expenses for certain R&D projects that are not expected to continue at current levels. Reflects an adjustment to increase administrative and operational costs to the estimated stand-alone run rate of $7.7 million per year after the acquisition closes. Non-GAAP financial measure. 36 2012 2013 2014 US GAAP Net Sales (1) 128.4 $ 158.8 $ 180.5 $ Less adjustment for deferred income (2) (2.7) (2.0) (2.0) Foreign currency adjustment (3) (6.3) (10.2) (9.2) Pro Forma Net Sales (7) 119.4 $ 146.6 $ 169.3 $ US GAAP Net Income (1) 13.2 $ 27.5 $ 27.9 $ Provision for Income taxes (1) 16.3 25.1 41.4 Depreciation and Amortization (4) 30.8 30.8 30.4 Less adjustment for deferred income (2) (2.7) (2.0) (2.0) Discovery R&D project expense (5) 6.4 7.1 5.8 Adjustment for stand-alone run rate costs (6) (3.5) (4.5) (3.7) Foreign currency adjustment (3) (4.2) (7.1) (4.9) Pro Forma EBITDA (7) 56.3 $ 76.9 $ 94.9 $

Ownership and Share Count Reconciliation 46, 180, 88 255, 192, 0 159, 29, 34 241, 95, 34 57, 117, 180 214, 31, 48 238, 140, 178 162, 168, 60 235, 122, 64 215, 226, 96 0, 115, 119 22,050,000 shares sold as part of Unit to Public in Boulevard IPO. 11,025,000 Warrants sold as part of Unit to Public in Boulevard IPO ($11.50 Strike / $24.00 forced exercise). Treasury Stock Methodology (TSM) applied. Includes 1,378,125 Boulevard Earnout Shares vesting at $13.00 per share. 6,160,000 Warrants purchased by Boulevard at IPO ($11.50 Strike) less 3,000,000 given to Dow per Warrant Purchase Agreement ($11.50 Strike). Treasury Stock Methodology (TSM) applied. 6,000,000 Warrants per Warrant Purchase Agreement ($11.50 Strike / $24.00 forced exercise). Treasury Stock Methodology (TSM) applied. Private Placement Shares sold at $10.25 per share. Note: Management team is expected to be offered equity to align incentives. Such share issuances are not included in the fully diluted shares outstanding in this presentation. 37 Ownership at Various Share Prices: Common Equity $10.00 $13.00 $24.00 Public Shares (1) 45% 42% 36% Net Shares from Public Warrants Exercised (2) 0 2 9 Sponsor Shares (Avenue / Founder) (3) 9 11 9 Net Shares from Sponsor Warrants Exercised (4) 0 1 3 Dow Shares 36 33 29 Net Shares from Dow Warrants Exercised (5) 0 1 5 PIPE Shares (6) 10 9 8 Total Ownership (%) 100% 100% 100% Fully Diluted Shares Outstanding (mm) 48.562 52.270 60.454 Share Count at Various Share Prices: Common Equity $10.00 $13.00 $24.00 Public Shares (1) 22.1 22.1 22.1 Net Shares from Public Warrants Exercised (2) 0.0 1.3 5.7 Sponsor Shares (Avenue / Founder) (3) 4.1 5.5 5.5 Net Shares from Sponsor Warrants Exercised (4) 0.0 0.4 1.6 Dow Shares 17.5 17.5 17.5 Net Shares from Dow Warrants Exercised (5) 0.0 0.7 3.1 PIPE Shares (6) 4.9 4.9 4.9 Fully Diluted Shares Outstanding (mm) 48.6 52.3 60.5